SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
                                 (Rule 14C-101)

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for use of the Commission only (as permitted by Rule
      14c-5(d)(2)

|_|   Definitive Information Statement

                            AFG ENTERPRISES USA, INC
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies.

(2)   Aggregate number of securities to which transaction applies.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

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                            AFG ENTERPRISES USA, INC.
                          181 Wells Avenue, Suite 100,
                           Newton, Massachusetts 02459


                                __________, 2006


                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

      The purpose of this letter is to inform you that, on May 26, 2006, the Board of Directors of AFG Enterprises USA, Inc., a Nevada corporation (hereinafter referred to as the "Company", "AFG", "we", "us" or "our"), and the holders of a majority of the outstanding shares of our common stock, have approved the reincorporation merger of AFG with and into FP Technology, Inc., a Delaware corporation and wholly-owned subsidiary of AFG ("FP"), which will result in:

            o a change of domicile of the Company from the State of Nevada to the State of Delaware;

            o     the change of our corporate name to "FP Technology, Inc.";

            o your right to receive one (1) share of common stock, par value $0.001 per share, of FP for one (1) share of common stock, par value $0.001 per share, of AFG owned by you as of the effective date of the reincorporation;

            o the persons presently serving as our executive officers and directors serving in their same respective positions with FP;

            o the adoption of the Amended and Restated Certificate of Incorporation of FP as the Certificate of Incorporation of the surviving corporation in the merger, pursuant to which our authorized capital stock will be changed from 305,000,000 shares of authorized capital stock, consisting of 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, to 105,000,000 shares of authorized capital stock, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. The reincorporation will not affect the rights and privileges of the common stock or preferred stock, which will remain "blank check" preferred stock with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time; and

            o the adoption of the Bylaws of FP as the bylaws of the surviving corporation following the effective date of the reincorporation.

      The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders. The reincorporation merger described above will be effective after the expiration of such twenty (20) day period, at such time as Articles of Merger are filed with the Secretary of State of Nevada and a Certificate of Merger is filed with the Secretary of State of Delaware, respectively, to effect the reincorporation merger, which will have the effects summarized above and described in more detail in the accompanying Information Statement.

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

      YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES 92A.300-.500, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF AFG COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT D THERETO, WHICH SETS FORTH THOSE STATUTES.


___________, 2006                       By Order of the Board of Directors
                                        of AFG Enterprises USA, Inc.


                                        By:  /s/ William Santo
                                             ------------------------------
                                             William Santo
                                             Chief Executive Officer


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

                            AFG ENTERPRISES USA, INC.
                          181 Wells Avenue, Suite 100,
                           Newton, Massachusetts 02459

                        ---------------------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14c-2 THEREUNDER
                      -------------------------------------

      NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN
                  CONNECTION WITH THIS INFORMATION STATEMENT.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         ---------------------------------------------------------------

      This Information Statement is being mailed to the stockholders of AFG Enterprises USA, Inc., a Nevada corporation (hereinafter referred to as the "Company", "AFG", "we", "us" or "our") on or about June 1, 2006 in connection with the corporate actions referred to below. On May 26, 2006, our Board of Directors and holders of a majority of the issued and outstanding shares of our common stock, par value $0.001 per share, entitled to vote on the matters set forth herein (collectively, the "Consenting Stockholders"), approved such matters. Accordingly, this Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on June 1, 2006 (the "Record Date").

                           REINCORPORATION IN DELAWARE

Background

      On May 26, 2006, our Board of Directors and the Consenting Stockholders consented to the adoption of the Plan and Agreement of Merger between our company and FP Technology, Inc., a Delaware corporation and wholly-owned subsidiary of AFG ("FP"), in the form of Exhibit A attached to this Information Statement (the "Reincorporation Merger Agreement"). The Reincorporation Merger Agreement provides for the merger of AFG with and into FP (the "Reincorporation Merger"), and will result in:

            o a change of domicile of AFG from the State of Nevada to the State of Delaware;

            o     the change of our corporate name to "FP Technology, Inc.";

            o your right to receive one (1) shares of common stock, $0.001 par value per share, of FP for one (1) share of common stock, $0.001 par value per share, of AFG owned by you as of the effective date of the reincorporation;

            o the persons presently serving as our executive officers and directors serving in their same respective positions with FP;

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

            o the adoption of the Amended and Restated Certificate of Incorporation of FP, in the form of Exhibit B attached hereto, as the Certificate of Incorporation of the surviving corporation in the merger, pursuant to which our authorized capital stock will be changed from 305,000,000 shares of authorized capital stock, consisting of 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, to 105,000,000 shares of authorized capital stock, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. The Reincorporation will not affect the rights and privileges of the common stock or the preferred stock, which will remain "blank check" preferred stock with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time; and

            o the adoption of the Bylaws of FP, in the form of Exhibit C attached hereto, as the bylaws of the surviving corporation following the effective date of the reincorporation.

      We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

      YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES SECTIONS 92A.300-.500, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF AFG COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "DISSENTERS' RIGHT OF APPRAISAL" AND EXHIBIT D HERETO, WHICH SETS FORTH THOSE STATUTES.

Vote Required; Manner of Approval

      The Nevada General Corporation Law permits the holders of a majority of the outstanding shares of our common stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of our stockholders. On May 26, 2006, Consenting Stockholders holding an aggregate of 3,477,817 shares of our common stock, representing approximately 68.2% of the total shares of our common stock entitled to vote on the matters set forth below, consented in writing without a meeting to the matters described below. As a result, no further votes will be needed to approve the matters set forth herein. As of the Record Date, we had outstanding 5,100,441 shares of our common stock. However, Section 14C of the Exchange Act requires the mailing to our stockholders of the information set forth in this information statement at least twenty (20) days prior to the earliest date on which the corporation action may be taken.

Questions and Answers

      The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:    Why are we reincorporating in Delaware?

A: We believe the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors.

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

Q:    Why are we not soliciting proxies to approve the reincorporation?

A: Our Board of Directors has already approved the Reincorporation Merger and has received the written consent of the Consenting Stockholders owning a majority of our outstanding shares of common stock, without the need to solicit votes. Under Nevada law and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote, without the necessity of convening a formal meeting of stockholders. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents to us a substantial cost savings.

Q:    What are the principal features of the Reincorporation Merger?

A: The reincorporation will be accomplished by merging with and into FP Technology, Inc., a Delaware corporation and wholly-owned subsidiary of the Company. The Amended and Restated Certificate of Incorporation of FP, in the form attached hereto as Exhibit B, will become the Certificate of Incorporation of the surviving corporation, effectively changing our corporate name and our authorized capital stock. One (1) new share of FP common stock will be issued in exchange for one (1) outstanding share of AFG common stock held by our stockholders on the effective date of the Reincorporation Merger.

Q:    What are the differences between Delaware and Nevada law?

A: There are some differences between the laws of the State of Nevada and State of Delaware that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the State of Delaware and those of the State of Nevada, please see "Certain Significant Differences between the Corporation Laws of Nevada and Delaware."

Q:    How will the Reincorporation Merger affect my ownership?

A: Your proportionate ownership interest will not be affected by the Reincorporation Merger.

Q: How will the Reincorporation Merger affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of FP after the effective date of the Reincorporation Merger.

Q:    What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the Reincorporation Merger will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of FP will be issued with respect to transfers occurring after the Reincorporation Merger. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. IT WILL NOT BE NECESSARY FOR YOU TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF FP. OUTSTANDING STOCK CERTIFICATES OF AFG ENTERPRISES USA, INC. SHOULD NOT BE DESTROYED OR SENT TO US.

Q:    Can I require the Company to purchase my stock?

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

A: Yes. Under Nevada law you are entitled to appraisal and purchase of your stock as a result of the reincorporation. See the section entitled "Dissenters' Right of Appraisal."

Q:    Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including the costs of preparing and distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:    Will I have to pay taxes on the new certificates?

A: We believe the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of FP that you had in your shares of our common stock. However, every stockholder's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE REINCORPORATION MERGER AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS OF FP TECHNOLOGY, INC., AND BY THE APPLICABLE PROVISIONS OF NEVADA CORPORATE LAW AND DELAWARE CORPORATE LAW.

Background and Purpose

      The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Reincorporation Merger Agreement, the Amended and Restated Certificate of Incorporation or the Bylaws of FP, the forms of which are attached as Exhibits A, B and C, respectively.

Principal Reasons for Reincorporation in Delaware

      We believe that the reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of our securities. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by AFG. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to AFG's corporate legal affairs. For these reasons, the Board of Directors believes that AFG's business and affairs can be conducted to better advantage if AFG is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Nevada and Delaware".

Principal Features of the Reincorporation

      The Reincorporation will be effected by the merger of AFG with and into FP. FP is incorporated under the Delaware General Corporation Law and became a wholly-owned subsidiary of AFG on March 29, 2006 as a result of the transactions described under "Change in Control" below. Our Board of Directors has approved, and recommended to our stockholders, and the holders of a majority of our outstanding shares of common stock have adopted and approved, the Reincorporation Merger Agreement pursuant to which AFG will be merged with and into FP. Upon the effectiveness of the Reincorporation, AFG will be merged with and into FP pursuant to the Reincorporation Merger Agreement, resulting in a change in our state of incorporation from Nevada to Delaware and a change in our corporate name from "AFG Enterprises USA, Inc." to "FP Technology, Inc." We will then be subject to the Delaware General Corporation Law and Amended and Restated Certificate of Incorporation and Bylaws of FP, which will replace our current Articles of Incorporation and Bylaws. These changes may alter the rights of our stockholders. See "Certain Significant Differences between the Corporation Laws of Nevada and Delaware".

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

Effective Date of Merger

      The effectiveness of the Reincorporation Merger is conditioned upon the filing of Articles of Merger with the State of Nevada and a Certificate of Merger with the State of Delaware. We anticipate the Reincorporation Merger will become effective twenty (20) days after the date of mailing of this Information Statement. As a result of the reincorporation, we will cease our corporate existence in the State of Nevada.

Change in Authorized Capital

      We are currently authorized to issue two classes of stock that consist of 300,000,000 shares of common stock with a par value of $.001 per share and 5,000,000 shares of preferred stock with a par value of $.001 per share. As a consequences of the reincorporation, our authorized capital stock will be changed to 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. The reincorporation will not affect the rights and privileges of the common stock or the preferred stock, which will remain "blank check" preferred stock with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time. See "No Change in Rights of Holders of Common Stock or Terms of Preferred Stock" below.

No Change in Business, Management, or Board Members

      The proposed Reincorporation will not effect any change in our business or management and will not change the location of our principal executive offices. At the effective time of the Reincorporation Merger, the same individuals who serve as the directors and officers of AFG will become the officers and directors of FP. All employee benefit and stock option plans of AFG will become FP plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of FP common stock, at the same price per share, upon the same terms and subject to the same conditions. Other employee benefit arrangements of AFG will also be continued by FP upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation Merger will not affect any of our material contracts with any third parties and that AFG's rights and obligations under such material contractual arrangements will continue as rights and obligations of FP.

No Change in Rights of Holders of Common Stock or Terms of Preferred Stock

      On the effective date, (i) each outstanding share of AFG common stock will be converted into one share of FP common stock, and (ii) each outstanding share of FP common stock held by AFG will be retired and canceled and will resume the status of authorized and unissued FP common stock. Following the effectiveness of the Reincorporation Merger, holders of the FP common stock will share the same rights afforded them with respect to their prior ownership of AFG common stock. These rights include the following:

      o Each holder of shares of FP common stock is entitled to one vote per share on all matters to be voted on by our stockholders generally, including the election of directors;

      o     There are no cumulative voting rights;

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      o     The holders of FP common stock are entitled to dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available for that purpose, if any;

      o Upon our liquidation, dissolution or winding up, the holders of shares of FP common stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

      o The holders of FP common stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

In addition, the Reincorporation Merger will not affect the terms of our preferred stock. Following the effectiveness of the Reincorporation Merger, our Board of Directors will continue to have the right to issue "blank check" preferred stock, which may be divided into such number of series as the Board of Directors may determine. Our Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of preferred stock, and to fix the number of shares of any series of preferred stock and the designation of any such series of preferred stock. As long as they stay within the limits and restrictions of any prior resolution or resolutions originally fixing the number of shares constituting any series of preferred stock, the board of directors may increase or decrease (but not below the number of shares of such series outstanding at that time) the number of shares of any series subsequent to the issue of shares of that series. Our Board of Directors has not made any designations regarding the preferred stock and no preferred stock has been issued to date.

No Requirement to Surrender Stock Certificates

      IT WILL NOT BE NECESSARY FOR YOU TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF FP; OUTSTANDING STOCK CERTIFICATES OF AFG SHOULD NOT BE DESTROYED OR SENT TO US. Following the Reincorporation, previously outstanding AFG stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of FP stock. We expect that the common stock of FP will be quoted either on the Over-the-Counter Bulletin Board or The Pink Sheets under the symbol "FPTK".

Securities Act Consequences

      The shares of FP common stock to be issued in exchange for shares of AFG common stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, FP is relying on Rule 145(a)(2) under the 1933 Act (the "Rule"), which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation and does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission"), which indicate that the making of certain changes in the surviving corporation's charter documents that could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

      After the reincorporation, FP will be a publicly held company, we expect that FP common stock will continue to be listed for trading on either on the Over-the-Counter Bulletin Board or The Pink Sheets under the symbol "FPTK", and FP will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided.

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

      Stockholders whose common stock is freely tradable before the reincorporation will have freely tradable shares of FP common stock. Stockholders holding restricted common stock will have shares of FP common stock that are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of FP common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act and vesting requirements under any restricted stock grants, stockholders will be deemed to have acquired their shares of FP common stock on the date they acquired their shares of AFG common stock. In summary, FP and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as they were before the reincorporation.

Material U.S. Federal Income Tax Consequences

      The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a Company stockholder. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Company stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Company shares as part of a hedge, straddle or conversion transaction; a person that does not hold Company shares as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

      The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation Merger or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

      It is intended that the Reincorporation Merger qualify as a "reorganization" under Section 368(a) of the Code. As a "reorganization," it is expected that the Reincorporation Merger will have the following U.S. federal income tax consequences:

      o     Neither AFG nor FP will recognize any gain or loss;

      o An AFG stockholder will not recognize any gain or loss as a result of the receipt of FP shares in exchange for such stockholder's AFG shares in the Reincorporation Merger;

      o An AFG stockholder's aggregate tax basis in the FP shares received in the Reincorporation Merger will equal such stockholder's aggregate tax basis in the AFG shares held immediately before the Reincorporation Merger; and

      o An AFG stockholder's holding period for FP shares received in the Reincorporation Merger will include the period during which such stockholder held AFG shares.

Certain Significant Differences Between the Corporation Laws of Nevada and Delaware

      AFG is incorporated under the laws of the State of Nevada and FP is incorporated under the laws of the State of Delaware. On consummation of the merger, the stockholders of AFG, whose rights currently are governed by Nevada law and the Articles of Incorporation and Bylaws of AFG, which were created pursuant to Nevada law, will become stockholders of FP, a Delaware corporation, and their rights as stockholders will then be governed by Delaware law and the Amended and Restated Certificate of Incorporation and Bylaws of FP.

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      Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of AFG, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware ("Delaware Law") and the Nevada Business Corporation Act ("Nevada Law") to understand how these laws apply to AFG and FP.

      Annual Meetings. Under Delaware Law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. Under Nevada Law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

      Special Meetings of Stockholders. Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada Law permits special meetings of stockholders to be called by the entire board of directors, any two directors or the president unless otherwise provided in the articles of incorporation or bylaws.

      Adjournment of Stockholder Meetings. Under Delaware Law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada Law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

      Duration of Proxies. Under Delaware Law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada Law, a proxy is effective only for a period of six months, unless the written authorization states that the proxy is irrevocable, and it is coupled with an interest sufficient in law to support an irrevocable proxy or unless otherwise provided in the proxy, which duration may not exceed seven years.

      Stockholder Vote For Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share of the surviving corporation after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada Law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

      Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Nevada Law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. AFG opted out of cumulative voting by failing to include a provision granting cumulative voting rights in AFG's Articles of Incorporation. FP will not adopt cumulative voting in that its Amended and Restated Certificate of Incorporation will not provide for cumulative voting in the election of directors. Because neither AFG nor FP utilize cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

      Actions by Written Consent of Stockholders. Nevada Law and Delaware Law each provide that, unless the articles/certificate of incorporation or bylaws (in Nevada) provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

      Amendment to Articles/Certificate of Incorporation. In general, both Delaware Law and Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both Delaware Law and Nevada Law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada Law and Delaware Law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

      Amendments to Bylaws. Under Delaware Law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. The FP Certificate of Incorporation provides that the directors have the power to adopt, amend or repeal the FP Bylaws. Nevada Law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada Law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation if the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors. The AFG Bylaws provide that both the stockholders and the board of directors may adopt, amend or repeal bylaws, unless the stockholders in adopting, amending or repealing a particular bylaw expressly provide that the board of directors may not amend or repeal that bylaw.

      Stockholders' Rights to Examine Books and Records. Delaware Law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation's books and records for a proper purpose reasonably related to such person's interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order. Nevada Law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, if the stockholder gives at least five business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

      Classified Board of Directors. Delaware Law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada Law also permits corporations to classify the board of directors provided that at least one-fourth of the total number of directors is elected annually. Because neither AFG nor FP utilize a classified board, there will be no difference with respect to this issue.

      Removal of Directors. With respect to removal of directors, under the Nevada Law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

      Restriction of Maximum Number of Directors. Delaware Law requires that the board of directors of a corporation consist of one or more members and that the number of directors be set by the corporation's bylaws, unless it is set by the corporation's certificate of incorporation. The FP Bylaws provide that the number of directors will be determined from time to time by the board of directors. The power to determine the number of directors and fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation or removal, is vested in the board of directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of FP, for example, through an increase in the number of the directors and election of nominees to fill the newly created vacancies, and thus makes it more likely that existing management will continue in office.

      Vacancies. Under Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. AFG Bylaws and the FP Bylaws will address the issue of director vacancies in the same manner. Therefore, the change from Nevada Law to Delaware Law will not alter stockholders' rights with respect to filling vacancies.

      Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada Law do differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada Law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers.

      There will be no difference in stockholders' rights with respect to this issue because AFG and FP will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of FP will be required to indemnify directors and officers. The board of directors of FP will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware Law.

      Limitation of Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends, stock repurchase or redemption or improper personal benefit. The FP Certificate of Incorporation will limit the liability of directors to FP to the fullest extent permitted by law. While Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects.

      First, the Nevada provisions apply to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The AFG Articles of Incorporation limits the personal liability to AFG of both directors and officers. The FP Certificate of Incorporation will adopt a narrower limitation on liability, and officers will therefore remain potentially liable to FP. FP, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware Law and the FP Certificate of Incorporation.

      Fiduciary Duties of Directors. Both Delaware and Nevada Law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

      With respect to fiduciary duties, Nevada Law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

      A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisors, valuation advisors, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

      Delaware Law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada Law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, consider the interests of the corporation's employees, suppliers, customers or creditors, the economy of the State and Nation, or the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

      Under Delaware Law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada Law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada Law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders' right to vote for or remove directors.

      Anti-Takeover Laws. Section 203 of the Delaware General Corporation Law contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. FP has not elected to opt out of the provisions of Section 203. Section 203 prohibits a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

      o the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

      o after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

      o at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

      In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock inadvertently and as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to own more than 15% of the corporation's stock, and would not, at any time within the 3 year period immediately prior to the business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership.

      Nevada Law contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. AFG did not elect to opt out of any of these provisions. Nevada Law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

      Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

      o is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or

      o the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated, except for certain limited situations.

      In addition, the Nevada Law suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of the company vote to restore the voting power of the acquiring stockholder.

      If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares in accordance with the dissenters' right of appraisal provisions of Nevada Law.

      Consideration for Stock. Under Nevada Law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation. Shares may be issued for less than par value under Nevada Law. Under Nevada Law, a corporation may accept as consideration for its stock any amount of tangible or intangible property authorized by the board of directors, including but not limited to cash, promissory notes, services performed, contracts for services to be performed or other securities of a corporation. Under Delaware Law, a corporation must receive as consideration for its stock cash, real or personal property, leases of real property or past services, or a combination of the foregoing, in an amount not less than the par value of the shares being issued. The balance of the purchase price, if any, may be paid in such consideration or in the form of a binding obligation of the subscriber.

      Dividends. Delaware Law is more restrictive than Nevada Law with respect to when dividends may be paid. Under Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders whose preferential rights are superior to those receiving the distribution.

      Differences in Franchise Tax. Nevada does not have a corporate franchise tax. Following the Reincorporation Merger, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax. The Delaware franchise tax imposed on FP will be calculated under the "assumed par value capital method". Under this method, generally, the franchise tax is a corporation's assumed par value divided by 1,000,000 and then multiplied by $250. The assumed par value is generally determined by dividing a corporation's total gross assets by its total issued shares, and then multiplied by the number of authorized shares. For fiscal 2005, we will pay a pro rata share of Delaware franchise taxes based upon the date upon which the Reincorporation Merger is completed.

Dissenters' Right of Appraisal

      Under Nevada Law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

      You have the right to dissent from the Reincorporation and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"), the current codified laws of the State of Nevada. Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Exhibit D. This description is not intended to be complete. If you are considering exercising your dissenters' rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada Law. If you are considering dissenting, you should consult with your own legal advisor.

      You may exercise your dissenters' rights only if you have not voted your shares in favor of the Reincorporation. To exercise your right to dissent, you must deliver written notice to AFG Enterprises USA, Inc., 181 Wells Avenue, Suite 100, Newton Massachusetts 02459, Attention: Secretary stating that you intend to demand payment for your shares if the Reincorporation is completed. Such written notice of dissent must be filed with us within twenty (20) days of receipt of this Information Statement. If you fail to comply with this notice requirement, you will not be entitled to dissenters' rights.

      If you satisfy the above conditions, we will send you a written dissenter's notice within 10 days after the Reincorporation Merger is effective. This dissenter's notice will:

      o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

      o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

      o supply a form of payment demand that includes the date the Reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

      o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and

      o     provide you a copy of Nevada's dissenters' rights statute.

      After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

      o demand payment either through the delivery of the payment demand form to be provided or other comparable means;

      o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and

      o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

      FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA'S DISSENTERS' RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION.

      Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Reincorporation until the date of payment). The payment will be accompanied by:

      o our balance sheet as of the end of a fiscal year ended not more than16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

      o an explanation of how we estimated the fair value of the shares and how the interest was calculated;

      o information regarding your right to challenge the estimated fair value; and


      o     a copy of Nevada's dissenters' rights statute.

      We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the Reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

      If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your and our estimate. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

      If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

      o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

      o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

      We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS' RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE PLAN OF MERGER. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA'S DISSENTERS' RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

                                CHANGE IN CONTROL

      On March 29, 2006, the Company entered into an Agreement and Plan of Merger with FP Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and FP (then known as "FP Technology Holdings, Inc."), pursuant to which the Company agreed to acquire all of the issued and outstanding capital stock of FP (the "FP Acquisition"). The Company completed the acquisition of FP on the same date, and FP became a wholly-owned subsidiary of the Company.

      As a result of the merger, each share of common stock of FP outstanding immediately prior to the effective time of the merger was converted into the right to receive shares of common stock of the Company at an exchange ratio of
0.4032248 share of the Company common stock for each share of FP common stock. The Company issued an aggregate of 3,991,939 shares of its common stock, par value $0.001 per share (the "Purchase Price") in exchange for all issued and outstanding shares of FP common stock. The issuance of such shares of common stock was exempt from registration requirements pursuant to Section 4(2) of the 1933 Act, and Rule 506 promulgated thereunder.

      As a result of the FP Acquisition, Douglas Croxall became a controlling stockholder of the Company as a result of his direct or indirect beneficial ownership of 2,177,414 shares or approximately 54.9% of the outstanding shares of common stock of the Company immediately following the effectiveness of the FP Acquisition. The previous controlling stockholder of the Company was Erich Spangenberg, who directly or indirectly beneficially owned 60,000 shares or approximately 60.0% of the outstanding shares of common stock of the Company as of December 31, 2005.

      For a more complete summary of the FP Acquisition, stockholders should refer to the Company's Current Report on Form 8-K filed with the Commission on April 4, 2006 and reporting events under Item 5.06 (the "FP Acquisition 8-K").

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to us with respect to the beneficial ownership of common stock as of March 29, 2006 by (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our directors and Named Executive Officers and (iii) all of our executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o AFG Enterprises USA, Inc., 181 Wells Avenue, Suite 100, Newton, Massachusetts 02459. As of March 29, 2006, there were outstanding 5,100,440 shares of our common stock.

       Name of Beneficial Owner                                              Shares (1)      Percent
       ------------------------                                              ----------      -------
5% or Greater Stockholders:
   Jaguar Technology Holdings, LLC                                            2,177,414         42.7%
   Benchmark Equity Group
   700 Gemini St Ste 100
    Houston, TX 77058-2735
                                                                              1,008,062         19.8%

Directors and Executive Officers:
   Douglas Croxall                                                            2,802,414(2)      54.9%
   William Santo                                                                614,919(3)      12.0%
   Stephen Peary                                                                514,122(4)      10.1%
   Mark Campion                                                                  60,484(5)       1.2%

All current directors and executive officers as a group (4 persons)           3,991,939         78.3%


----------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 29, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Includes 2,177,414 shares held by Jaguar Technology Holdings, LLC. Mr. Croxall is the sole member of Riverland Enterprises LLC, which is the sole member-manager of Jaguar Technology Holdings LLC. Mr. Croxall disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by Jaguar Technology Holdings LLC. Also includes 625,000 shares of restricted common stock, all of which will vest on the second anniversary of the financing transaction by the Company of $50 million in Senior Secured Convertible and Nonconvertible Notes Due 2011 and Warrants (the "CAP Financing"). Vesting of the restricted common stock of the Company is contingent upon Mr. Croxall's continuous service with the Company and the meeting of certain conditions of the CAP Financing.

(3) Consists of (i) 302,419 shares of restricted common stock, all of which will vest on the third anniversary of the January 5, 2006 grant date, and (ii) 312,500 shares of restricted common stock, all of which will vest on the second anniversary of the CAP Financing contingent upon (a) Mr. Santo's continuous service with the Company and (b) the meeting of certain conditions of the CAP Financing.

(4) Consists of (i) 201,622 shares of restricted common stock, all of which will vest on the third anniversary of the January 5, 2006 grant date, and (ii) 312,500 shares of restricted common stock, all of which will vest on the second anniversary of the CAP Financing contingent upon (a) Mr. Peary's continuous service with the Company and (b) the meeting of certain conditions of the CAP Financing.

(5) Consists of 60,484 shares of restricted common stock, all of which will vest on the third anniversary of the January 5, 2006 grant date.


                           INTEREST OF CERTAIN PERSONS
                    IN OPPOSITION TO MATTERS TO BE ACTED UPON

      Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                 DIVIDEND POLICY

      We have not declared or paid cash dividends or made distributions in the past, and we do not anticipate paying cash dividends or making distributions in the foreseeable future. We currently intend to retain and reinvest future earnings, if any, to finance our operations.

                                  MISCELLANEOUS

      We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (617) 928-6001 or by mail to our address at AFG Enterprises USA, Inc., 181 Wells Avenue, Suite 100, Newton, Massachusetts 02459, Attn: Corporate Secretary.

      The Company files annual, quarterly and current reports, proxy statements, and registration statements with the SEC. After the Reincorporation Merger, FP will file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings, including the FP Acquisition 8-K, are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

                                    EXHIBIT A

      PLAN AND AGREEMENT OF MERGER THIS PLAN AND AGREEMENT OF MERGER (this "Agreement"), dated as of _________, 2006, is made and entered into by and between AFG ENTERPRISES USA, INC., a Nevada corporation ("AFG"), and FP TECHNOLOGY, INC., a Delaware corporation and wholly-owned subsidiary of AFG ("FP").

                              W I T N E S S E T H:

      WHEREAS, FP is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on August 31, 2005;

      WHEREAS, AFG is a corporation duly organized and existing under the laws of the State of Nevada, having been incorporated on February 19, 1993 under its prior corporate name "Crescent Gold Corporation"; and

      WHEREAS, the Board of Directors and stockholders of FP and AFG have approved this Agreement under which AFG shall be merged with and into FP with FP being the surviving corporation (the "Merger").

      NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that AFG shall be merged with and into FP on the terms and conditions hereinafter set forth.

                                    ARTICLE I
                                     MERGER

      Effective the time the Articles of Merger are accepted for filing in Nevada and the Certificate of Merger is accepted for filing in Delaware (the "Effective Time"), AFG shall be merged with and into FP in accordance with the Delaware General Corporation Law ("DGCL") and the Nevada Revised Statutes ("NRS"), and the separate existence of AFG shall cease and FP (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of FP Technology, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be National Corporate Research, Ltd., 615 South DuPont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of the Corporation's registered agent at such address is National Corporate Research, Ltd.

                                   ARTICLE II
                          CERTIFICATE OF INCORPORATION
                          OF THE SURVIVING CORPORATION

      The Amended and Restated Certificate of Incorporation of FP (formerly known as FP Technology Holdings, Inc.) shall be the Certificate of Incorporation of the Surviving Corporation without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Amended and Restated Certificate of Incorporation of FP is attached hereto as Exhibit A.

                                   ARTICLE III
                       BYLAWS OF THE SURVIVING CORPORATION

      The Bylaws of FP shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV
                            EFFECT OF MERGER ON STOCK
                           OF CONSTITUENT CORPORATIONS

      4.01 At the Effective Time, each outstanding share of Common Stock of AFG, par value $0.001 per share (the "Nevada Common Stock"), shall be converted into one share of Common Stock, par value $0.001 per share, of the Surviving Corporation (the "Delaware Common Stock").

      4.02 At and after the Effective Time, (i) each share of Nevada Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist and (ii) each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and, by virtue of the Merger and without further action, shall cease to exist and returned to the status of authorized but unissued shares.

      4.03 At and after the Effective Time, all documentation which prior to that time evidenced and represented Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent those shares of Delaware Common Stock into which the Nevada Common Stock represented by such documentation has been converted as herein provided and shall be so registered on the books and records of FP. The registered owner of any outstanding stock certificate evidencing Nevada Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to FP or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

      4.04 At and after the Effective Time, all outstanding options and warrants to purchase Nevada Common Stock and all instruments convertible into Nevada Common Stock (collectively, "Derivative Securities") shall be assumed by FP, which shall continue the stock option plans and all other employee benefit and compensation plans and agreements of AFG. Each outstanding and unexercised Derivative Security of AFG shall become a Derivative Security of FP on the basis of one share of Delaware Common Stock for each share of Nevada Common Stock issuable pursuant to any such Derivative Security, on the same terms and conditions applicable to any such AFG Derivative Security at the Effective Time. The exercise price for each share of Delaware Common Stock issuable pursuant to any such Derivative Security shall be equal to the exercise price applicable to any such AFG Derivative Security at the Effective Time. No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of AFG for a Derivative Security of FP. A number of shares of the FP's Common Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to the number of shares of Nevada Common Stock so reserved immediately prior to the Effective Time.

                                    ARTICLE V
                         CORPORATE EXISTENCE, POWERS AND
                      LIABILITIES OF SURVIVING CORPORATION

      5.01 On the Effective Time, the separate existence of AFG shall cease and AFG shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of AFG; and all rights, privileges, powers and franchises of AFG, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to AFG, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of AFG, and the title to any real estate, whether by deed or otherwise, vested in AFG shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of AFG shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

      5.02 AFG agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of AFG and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                             OFFICERS AND DIRECTORS
                            OF SURVIVING CORPORATION

      At the Effective Time, the officers and directors of AFG shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

                                   ARTICLE VII
                            APPROVAL BY STOCKHOLDERS;
                            AMENDMENT; EFFECTIVE TIME

      7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of AFG in accordance with Nevada law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of FP and AFG shall make and execute a Certificate of Merger and Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of Delaware and Nevada, respectively, in accordance with the applicable Delaware and Nevada law.

      7.02 The respective Boards of Directors of FP and AFG may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of AFG shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any Nevada Common Stock; (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any Nevada Common Stock.

                                  ARTICLE VIII
                       PAYMENT OF FEES AND FRANCHISE TAXES

      The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of AFG relating to or required to be paid in connection with the Merger.

                                   ARTICLE IX
                              TERMINATION OF MERGER

      This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of FP and the Board of Directors of AFG.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first above written.

                               AFG ENTERPRISES USA, INC.,
                               a Nevada corporation

                               By:       _______________________________________
                               Name:
                               Title:    Chief Executive Officer

                               FP TECHNOLOGY, INC.,
                               a Delaware corporation

                               By:       _______________________________________
                               Name:
                               Title:    Chief Executive Officer


                                    EXHIBIT A
              Amended and Restated Certificate of Incorporation of FP Technology Holdings, Inc., a Delaware corporation

      [Note: This Exhibit A to the Plan and Agreement of Merger is attached as Exhibit B to this Information Statement]

                                    EXHIBIT B

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          FP TECHNOLOGY HOLDINGS, INC.

      FP TECHNOLOGY HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

      DOES HEREBY CERTIFY:

      FIRST: That the name of the Corporation is FP Technology Holdings, Inc. The Corporation was originally incorporated under the same name; and the original Certificate of Incorporation of the Corporation were filed with the Secretary of State of the State of Delaware on August 31, 2005.

      SECOND: That by unanimous written consent of the Board of Directors of the Corporation, filed with the minutes of the Corporation, resolutions were duly adopted setting forth the proposed amendment and restatement of the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment and restatement to be advisable. The resolution setting forth the proposed amendment and restatement is as follows:

            RESOLVED, that the Certificate of Incorporation of the Corporation be, and it hereby is, amended and restated in its entirety to read as set forth in the attached Amended and Restated Certificate of Incorporation.

      THIRD: That thereafter, pursuant to resolution of its Board of Directors, the stockholders of the Corporation took action by executing a written consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware to approve such amendment and restatement. The holders of a majority of the outstanding stock entitled to consent thereto have granted written consent with respect to such stock in favor of said amendment and restatement.

      FOURTH: That said amendment and restatement was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the Corporation.

      IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, this __ day of ______, 2006.


                          FP TECHNOLOGY HOLDINGS, INC.


                          By:___________________________________________________
                              William Santo, Chief Executive Officer

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               FP TECHNOLOGY, INC.

      1. Upon filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the name of the corporation shall be changed from "FP Technology Holdings, Inc." to "FP Technology, Inc." (the "Corporation").

      2. The address of the Corporation's registered office in the State of Delaware is National Corporate Research, Ltd., 615 South Dupont Highway, in the City of Dover, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

      3. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      4. The total number of shares of all classes of stock that the Corporation is authorized to issue is One Hundred Five Million (105,000,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock with a par value of $0.001 per share and Five Million (5,000,000) shares of Preferred Stock with a par value of $0.001 per share.

      Any of the shares of Preferred Stock may be issued from time to time in one or more series. Subject to the limitations and restrictions in this paragraph 4 set forth, the Board of Directors, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

      There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this paragraph 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

      Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

      5. The Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

      6. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

      7. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      9. To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This Article 9 does not affect the availability of equitable remedies for breach of fiduciary duties.

                                    EXHIBIT C

                           AMENDED AND RESTATED BYLAWS
                                       OF
                               FP TECHNOLOGY, INC.

ARTICLE 1
                                     OFFICES

Section 1.1       Registered Office.

      The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

Section 1.2       Other Offices.

      The corporation shall also have and maintain an office or principal place of business in Mankato, Minnesota, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE 2
                             STOCKHOLDERS' MEETINGS

Section 2.1       Place of Meetings.

      Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 1.2 of
Article I hereof.

Section 2.2       Annual Meetings.

      The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Section 2.3       Special Meetings.

      Special Meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors at any time. Upon written request of any stockholder or stockholders holding in the aggregate one-half of the voting power of all stockholders delivered in person or sent by registered mail to the Chairman of the Board, President or Secretary of the Corporation, the Secretary shall call a special meeting of stockholders to be held at such time as the Secretary may fix, such meeting to be held not less than 10 nor more than 60 days after the receipt of such request, and if the Secretary shall neglect or refuse to call such meeting within seven days after the receipt of such request, the stockholder making such request may do so.

Section 2.4       Notice of Meetings.

      (a) Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

      (b) If at any meeting action is proposed to be taken which, if taken, would entitle shareholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

      (c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      (d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

      (e) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the certificate of incorporation, or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this subparagraph (e) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5       Quorum and Voting.

      (a) At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      (b) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

      (c) Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6       Voting Rights.

      (a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

      (b) Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

      (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

            (1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

            (2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, telegram, cablegram or other electronic transmission was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

      (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7       Voting Procedures and Inspectors of Elections.

      (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

      (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

      (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

      (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

Section 2.8       List of Stockholders.

      The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. The corporation need not include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9       Stockholder Proposals at Annual Meetings.

      At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

      Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article 2, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

      The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article 2, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

      Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10 Nominations of Persons for Election to the Board of Directors.

      In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

Section 2.11      Action Without Meeting.

      (a) Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this Section. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

      (b) A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine
(i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder, and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if to the extent and in the manner provided by resolution of the Board of Directors of the corporation.

      (c) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

                                   ARTICLE 3
                                   DIRECTORS

Section 3.1       Number and Term of Office.

      The number of directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors. Except as provided in
Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy at the stockholders annual meeting in each year and entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2       Powers.

      The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3       Vacancies.

      Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

Section 3.4       Resignations and Removals.

      (a) Any director may resign at any time by delivering his resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

      (b) At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors or any individual director may be removed from office, with or without cause, and a new director or directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.

Section 3.5       Meetings.

      (a) The annual meeting of the Board of Directors shall be held immediately after the annual stockholders' meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

      (b) Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

      (c) Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the President, or by any of the directors.

      (d) Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6       Quorum and Voting.

      (a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

      (b) At each meeting of the Board at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

      (c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

      (d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7       Action Without Meeting.

      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.8       Fees and Compensation.

      Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9       Committees.

The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee.

                                   ARTICLE 4
                                   OFFICERS

Section 4.1       Officers Designated.

      The officers of the corporation shall be a President, a Secretary and a Treasurer. The Board of Directors or the President may also appoint a Chairman of the Board, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he shall deem necessary. The order of the seniority of the Vice- Presidents shall be in the order of their nomination unless otherwise determined by the Board of Directors. The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 4.2       Tenure and Duties of Officers.

      (a) General: All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

      (b) Duties of the Chairman of the Board of Directors: The Chairman of the Board of Directors (if there be such an officer appointed) when present shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

      (c) Duties of President: The President shall be the chief executive officer of the corporation unless otherwise designated by the Board of Directors, and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

      (d) Duties of Vice-Presidents: The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

      (e) Duties of Secretary: The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

      (f) Duties of Treasurer: The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any assistant treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                                   ARTICLE 5
                     EXECUTION OF CORPORATE INSTRUMENTS, AND
                  VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1       Execution of Corporate Instruments.

      (a) The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

      (b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer. All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

      (c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

      (d) Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2       Voting of Securities Owned by Corporation.

      All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

                                   ARTICLE 6
                                 SHARES OF STOCK

Section 6.1       Form and Execution of Certificates.

      The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2       Lost Certificates.

      The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3       Transfers.

      Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4       Fixing Record Dates.

      (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

      (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5       Registered Stockholders.

      The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE 7
                       OTHER SECURITIES OF THE CORPORATION

      All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE 8
          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 8.1       Right to Indemnification.

      Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"). The right to indemnification conferred in this Article shall be a contract right.

Section 8.2       Authority to Advance Expenses.

      The right to indemnification provided in Section 1 of this Article shall include the right to be paid, in advance of a Proceeding's final disposition, Expenses incurred in defending that Proceeding; provided, however, that if required by the Delaware General Corporation Law, as amended, the payment of such expenses incurred by an officer or director acting in his capacity as such (and not in any other capacity) in advance of the final disposition of the Proceeding shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized under this Article or otherwise. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 8.3       Right of Claimant to Bring Suit.

      If a claim under Section 8.1 or 8.2 of this Article is not paid in full by the corporation within 10 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 8.4       Provisions Nonexclusive.

      The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 8.5       Authority to Insure.

      The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 8.6       Survival of Rights.

      The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 8.7       Settlement of Claims.

      The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 8.8       Effect of Amendment.

      Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 8.9       Subrogation.

      In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 8.10      No Duplication of Payments.

      The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                    ARTICLE 9
                                     NOTICES

      Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given. Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                   ARTICLE 10
                                   AMENDMENTS

      These Bylaws may be repealed, altered or amended or new Bylaws adopted by written consent of stockholders in the manner authorized by Section 2.11 of
Article II, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, or term of office of directors.

                            CERTIFICATE OF SECRETARY

      The undersigned, Secretary of FP Technology, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

      WITNESS the signature of the undersigned this _____ day of __________, 2006.



                                       -----------------------------------------
                                       Stephen Peary, Secretary

                                    EXHIBIT D

                           RIGHTS OF DISSENTING OWNERS

            CHAPTER 92A.300 - 92A.500 OF THE NEVADA REVISED STATUTES

NRS 92A.300. DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305. "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310. "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

NRS 92A.315. "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320. "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325. "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330. "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335. "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340. COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350. RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360. RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370. RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380. RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent party:

            (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

            (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent party as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.


NRS 92A.390. LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

            (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

            (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

            (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

            (I)   The surviving or acquiring entity; or

            (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

      (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400. LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

            (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

            (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410. NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420. PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights: (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430. DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

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      1.    If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

            (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

            (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

            (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

            (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

            (e)   Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440. DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

      1.    A stockholder to whom a dissenter's notice is sent must:

            (a)   Demand payment;

            (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

            (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450. UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460. PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

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            (a)   Of the county where the corporation's registered office is located; or

            (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.    The payment must be accompanied by:

            (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a 5 statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

            (b) A statement of the subject corporation's estimate of the fair value of the shares;

            (c)   An explanation of how the interest was calculated;

            (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

            (e)   A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470. PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480. DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

            (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

            (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable: (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.